Exhibit 10.1
[Execution Version]
AMENDMENT NO. 1 TO CREDIT AGREEMENT
This Amendment No. 1 to Credit Agreement (this “Amendment”), dated as of May 22, 2013 (the “Amendment Effective Date”), is entered into by TESORO LOGISTICS LP, a Delaware limited partnership (the “Borrower”), the lenders party hereto, BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and L/C Issuer, and for purposes of Section 9 hereof, the Subsidiary Guarantors (as defined in the Credit Agreement defined below).
INTRODUCTION
Reference is made to the Amended and Restated Credit Agreement dated as of January 4, 2013 (as modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), Citibank, N.A., as syndication agent and the Administrative Agent.
Pursuant to Section 2.13(a) of the Credit Agreement, the Borrower has requested to increase the Aggregate Commitments under the Credit Agreement, and certain of the Lenders have severally agreed to increase their respective Commitments on the terms and conditions set forth herein.
THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:
Section 1.    Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
Section 2.    Amendments of Credit Agreement. The Credit Agreement is hereby amended by:
(a)    inserting the following new clause (a)(v) in the definition of “Consolidated EBITDA” in the appropriate numerical order and re-numbering the existing clause (a)(v) as clause (a)(vi):
“(v) to the extent not otherwise permitted to be capitalized, non-recurring costs and expenses for inspection, repairs, testing and monitoring until June 30, 2014 in connection with the Borrower’s acquisition of pipeline assets pursuant to the Chevron Acquisition Agreement and”
(b)    deleting the definition of “Consolidated Leverage Ratio” in its entirety and replacing it with the following:
“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) the difference of (i) Consolidated Funded Indebtedness as of such date minus (ii) all cash and Cash Equivalents held by the Borrower and its Restricted

Subsidiaries as of such date (other than any restricted cash or restricted Cash Equivalents) on a consolidated basis to (b) Consolidated EBITDA of the Borrower and its Restricted Subsidiaries on a consolidated basis for the most recently completed Measurement Period.
(c)    replacing Schedule 2.01 to the Credit Agreement in its entirety with Schedule 2.01 attached hereto. Upon the effectiveness of this Amendment, each Lender shall have the Commitment set forth opposite such Lender’s name on Schedule 2.01 attached hereto under the caption “Commitment”.
Section 3.    Increase of Commitments. To effectuate the increase in the Aggregate Commitments under the Credit Agreement, certain Lenders have severally agreed to increase their respective Commitments. Effective on the Amendment Effective Date, the Commitment of each such Lender is increased to the respective Commitment set forth opposite its name on Schedule 2.01 attached hereto under the caption “Commitment”.
Section 4.    Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 6.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.
Section 5.    Representations and Warranties. The Borrower represents and warrants that (a) the execution, delivery, and performance of this Amendment by the Borrower are within the corporate or equivalent power and authority of the Borrower and have been duly authorized by all necessary corporate or other organizational action, (b) this Amendment and the Credit Agreement as amended hereby constitute legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally or by general principles of equity, (c) the representations and warranties of the Borrower and each other Loan Party contained in each Loan Document are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 5(c) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively, (d) no Default exists or will result from this Amendment, and (e) the Liens under the Collateral Documents are valid and subsisting.

Section 6.    Effect on Loan Documents. (a) Except as amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement or any other Loan Document. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents (subject to any applicable materiality thresholds and/or cure periods).
(b)    Any Loans outstanding on the Amendment Effective Date shall be re-allocated among the Lenders so that the Loans outstanding immediately following the increase in the Aggregate Commitments under this Amendment are held by the Lenders in proportion to the Lenders’ respective Applicable Percentages (giving effect to such increase). The Borrower shall not be required to prepay any outstanding Loans to achieve the re-allocation described in the foregoing sentence but hereby agrees to the re-allocation of the Loans among the Lenders to the extent necessary to cause the outstanding Loans to be ratable in proportion to the Lenders’ respective Applicable Percentages. For the avoidance of doubt, as to each Lender executing this Amendment, no amounts shall be payable by the Borrower pursuant to Section 3.05 of the Credit Agreement in connection with any such re-allocation.
Section 7.    Effectiveness. This Amendment shall become effective, the Credit Agreement shall be amended and the Commitments shall be increased as provided for herein as of the Amendment Effective Date, upon the satisfaction of the following conditions:
(a)    the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the General Partner acting on behalf of the Borrower and by the Lenders whose consent is required to effect the amendments contemplated hereby;
(b)    the Administrative Agent (or its counsel) shall have received one or more certificates dated as of the Amendment Effective Date duly executed and delivered by a secretary, assistant secretary or Responsible Officer of the General Partner, acting on behalf of the Borrower and each Subsidiary Guarantor, (w) certifying each of the Borrower's and each Subsidiary Guarantor’s existence and good standing in its state of organization, (x) certifying that, except as otherwise disclosed to the Administrative Agent, the governing documents of the Borrower and each Subsidiary Guarantor have not been modified since previously certified to the Administrative Agent and remain in full force and effect, (y) certifying and attaching the resolutions adopted by the Borrower approving this Amendment and the increase to the Commitments hereunder, and (z) certifying that, before and after giving effect to this Amendment and the increase to the Commitments hereunder, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that for purposes of such certificate the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (B) no Default exists or will result from this Amendment and the increase to the Commitments hereunder, in form and substance reasonably acceptable to the Administrative Agent;
(c)    the Administrative Agent shall have received or shall concurrently receive for the account of each Lender increasing its Commitment pursuant hereto that has delivered evidence of an increased Commitment with respect to the Credit Agreement to the Administrative Agent (or its counsel) by 5:00 p.m. (Central time) on May 21, 2013 (such Lender, an “Increasing Lender”), an upfront fee equal to 15 basis points on the final allocated amount by which such Lender’s Commitment is increased. Such fees shall be fully earned upon becoming due and payable in accordance with the terms hereof and shall be nonrefundable for any reason whatsoever; and
(d)    the Administrative Agent shall have received, or shall concurrently receive for the account of each Lender that has delivered an executed counterpart hereto to the Administrative Agent (or its counsel) by 5:00 p.m. (Central time) on May 21, 2013, an amendment fee equal to 2.5 basis points on such Lender’s Commitment (without giving effect to any increase thereto contemplated by this Amendment). Such fees shall be fully earned upon becoming due and payable in accordance with the terms hereof and shall be nonrefundable for any reason whatsoever.
Section 8.    Increase Fees. In addition to the other fees referenced herein, on December 31, 2013, the Borrower shall pay to the Administrative Agent for the account of each Increasing Lender, an additional fee equal to 15 basis points on the amount by which such Increasing Lender’s Commitment on such date exceeds such Increasing Lender’s Commitment immediately prior to the Amendment Effective Date. Such fees shall be fully earned upon becoming due and payable in accordance with the terms hereof and shall be nonrefundable for any reason whatsoever.
Section 9.    Reaffirmation of Guaranty. By its signature hereto, each Subsidiary Guarantor represents and warrants that such Subsidiary Guarantor has no defense to the enforcement of the Subsidiary Guaranty, and that according to its terms the Subsidiary Guaranty will continue in full force and effect to guaranty the Borrower's obligations under the Credit Agreement and the other amounts described in the Subsidiary Guaranty following the execution of this Amendment.
Section 10.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 11.    Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier or other electronic imaging means.
Section 12.    ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature pages follows.]

EXECUTED as of the first date above written.

TESORO LOGISTICS LP

By:	TESORO LOGISTICS GP, LLC, its
general partner

By:	/s/ TRACY D. JACKSON
Name:	Tracy D. Jackson
Title:	Vice President and Treasurer

TESORO LOGISTICS OPERATIONS LLC

By:	TESORO LOGISTICS LP, its
sole member

By:	TESORO LOGISTICS GP, LLC, its
general partner

By:	/s/ TRACY D. JACKSON
Name:	Tracy D. Jackson
Title:	Vice President and Treasurer

TESORO LOGISTICS FINANCE CORP.

By:	/s/ TRACY D. JACKSON
Name:	Tracy D. Jackson
Title:	Vice President and Treasurer

Signature Page to Amendment No. 1 to Credit Agreement

TESORO LOGISTICS PIPELINES LLC

By:	TESORO LOGISTICS OPERATIONS
LLC, its sole member

By:	TESORO LOGISTICS LP, its
sole member

By:	TESORO LOGISTICS GP, LLC, its
general partner

By:	/s/ TRACY D. JACKSON
Name:	Tracy D. Jackson
Title:	Vice President and Treasurer

TESORO HIGH PLAINS PIPELINE COMPANY LLC

By:	TESORO LOGISTICS PIPELINES
LLC, its sole member

By:	TESORO LOGISTICS OPERATIONS
LLC, its sole member

By:	TESORO LOGISTICS LP, its
sole member

By:	TESORO LOGISTICS GP, LLC, its
general partner

By:	/s/ TRACY D. JACKSON
Name:	Tracy D. Jackson
Title:	Vice President and Treasurer

Signature Page to Amendment No. 1 to Credit Agreement

TESORO LOGISTICS NORTHWEST PIPELINE LLC

By:	TESORO LOGISTICS PIPELINES
LLC, its sole member

By:	TESORO LOGISTICS OPERATIONS
LLC, its sole member

By:	TESORO LOGISTICS LP, its
sole member

By:	TESORO LOGISTICS GP, LLC, its
general partner

By:	/s/ TRACY D. JACKSON
Name:	Tracy D. Jackson
Title:	Vice President and Treasurer

Signature Page to Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ ANGELO M. MARTORANA
Angelo M. Martorana
Assistant Vice President

Signature Page to Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:	/s/ RONALD E. MCKAIG
Ronald E. McKaig
Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

CITIBANK, N.A., as a Lender and as
syndication agent

By:	/s/ TODD MOGIL
Name:	Todd Mogil
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

ABN-AMRO CAPITAL USA LLC

By:	/s/ DARRELL HOLLEY
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ CASEY LOWARY
Name:	Casey Lowary
Title:	Executive Director

Signature Page to Amendment No. 1 to Credit Agreement

SUNTRUST BANK

By:	/s/ BENJAMIN A. JOHNSON
Name:	Benjamin A. Johnson
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:	/s/ MICHAEL REAL
Name:	Michael Real
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ JASON YORK
Name:	Jason York
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ THOMAS OKAMOTO
Name:	Thomas Okamoto
Title:	Authorized Officer

Signature Page to Amendment No. 1 to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD.

By:	/s/ MARIA FERRADAS
Name:	Maria Ferradas
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

BARCLAYS BANK PLC

By:	/s/ VANESSA KURBATSKIY
Name:	Vanessa Kurbatskiy
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	/s/ MICHAEL GETZ
Name:	Michael Getz
Title:	Vice President

By:	/s/ DUSAN LAZAROV
Name:	Dusan Lasarov
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

UBS AG, STAMFORD BRANCH

By:	/s/ LANA GIFAS
Name:	Lana Gifas
Title:	Director

By:	/s/ JOSELIN FERNANDES
Name:	Joselin Fernandes
Title:	Associate Director

Signature Page to Amendment No. 1 to Credit Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ KELLY CHIN
Name:	Kelly Chin
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

COMERICA BANK

By:	/s/ JOEY POWELL
Name:	Joey Powell
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ CHAD GREENE
Name:	Chad Greene
Title:	Officer

Signature Page to Amendment No. 1 to Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ JOHN PREECE
Name:	John Preece
Title:	Authorised Signatory

Signature Page to Amendment No. 1 to Credit Agreement

RAYMOND JAMES BANK, N.A.

By:	/s/ SCOTT G. AXELROD
Name:	Scott G. Axelrod
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$59,250,000.00	10.304347826%
Citibank, N.A.	$58,750,000.00	10.217391304%
ABN-AMRO Capital USA LLC	$41,250,000.00	7.173913043%
SunTrust Bank	$41,250,000.00	7.173913043%
Wells Fargo Bank, National Association	$41,250,000.00	7.173913043%
JPMorgan Chase Bank, N.A.	$40,250,000.00	7.000000000%
Royal Bank of Canada	$40,250,000.00	7.000000000%
Barclays Bank PLC	$34,500,000.00	6.000000000%
Deutsche Bank Trust Company America	$34,500,000.00	6.000000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$34,500,000.00	6.000000000%
UBS AG, Stamford Branch	$34,500,000.00	6.000000000%
Morgan Stanley Bank, N.A.	$28,750,000.00	5.000000000%
Comerica Bank	$28,000,000.00	4.869565217%
PNC Bank, National Association	$25,000,000.00	4.347826087%
The Royal Bank of Scotland plc	$23,000,000.00	4.000000000%
Raymond James Bank, N.A.	$10,000,000.00	1.739130435%
TOTAL	$575,000,000.00	100.000000000%

Schedule 2.01 to Credit Agreement